U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO 1 TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: July 27, 2001



                                 WHISTLER, INC.
              ----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                   --------------------------------------------
                  (STATE OR OTHER JURISDICTION OF INCORPORATION)


         000-30579                                             52-2209378
        -----------                                        ------------------
        (COMMISSION                                        (I.R.S. EMPLOYER
        FILE NUMBER)                                       IDENTIFICATION NO.)

   12740 VIGILANTE ROAD, LAKESIDE, CA                            92040
   --------------------------------------                       --------
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


                                  (619)692-2176
               --------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 3, 5, 6 AND 8 NOT APPLICABLE.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 6, 2001, the board of directors of Whistler, Inc., a Delaware corporation (the "Company") made a decision to terminate the services of its principal independent accountant, S.W. Hatfield, CPA ("SWH"). The termination of SWH resulted from a business decision made by management of the Company that it would be in the best interests of the Company to engage the services of an independent accountant which has a current relationship with other companies associated with the Company's management. On June 7, 2001, the Company received an acknowledgement from SWH regarding SWH's termination.

     On February 19, 2001, the Company had been notified of the death of its principal independent accountant, Barry Friedman ("Friedman"). Therefore, on February 20, 2001, the board of directors of the Company had approved the engagement of SWH as the Company's principal independent accountant.


     During the period of its engagement, SWH's services included substantial completion of its field work for the audit of the financial statements of the Company for the fiscal year ended March 31, 2001, but did not include actual preparation of such financial statements. Accordingly, management of the Company believes that during the period from February 20, 2001 through the date of dismissal, there were no disagreements or reportable events with SWH as described in Items 304(a)(1)(iv) and (v) of Regulation S-B, including any disagreements with SWH which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SWH, would have caused SWH to make reference to the subject matter of the disagreements in connection with its reports.


     During the Company's two most recent fiscal years and any subsequent interim period preceding the death of Friedman, there were no disagreements with Friedman which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with his reports. Friedman, as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify his opinion as to uncertainty, audit scope or accounting principles.

     On June 8, 2001, the board of directors of the Company approved and authorized the engagement of LaBonte & Co., Chartered Accountants, #1205 - 1095 West Pender Street, Vancouver, British Columbia V6E 2M6 as the principal independent accountant for the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.


         16(c).  Letter dated August 1, 2001 from Certifying Accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Date: July 27, 2001                         Whistler, Inc.



                                            By:  /s/  James Bunyan
                                               --------------------------------
                                                      James Bunyan, President &
                                                      Director